SHAREHOLDER LETTER


--------------------------------------------------------------------------------
Your Fund's Goal: Franklin's AGE High Income Fund seeks to provide investors with high, current income, with a secondary objective of principal appreciation. The Fund invests in a diversified portfolio consisting primarily of high yield, lower-rated corporate bonds.
--------------------------------------------------------------------------------

Dear Shareholder:

This annual report for Franklin's AGE High Income Fund covers the period ended May 31, 2001. The 12 months under review were difficult for high yield bonds, as extreme volatility in major equity markets and concerns about economic weakness negatively impacted the asset class. The Federal Reserve Board (the Fed) lowered short-term interest rates aggressively, reducing the federal funds target rate from 6.5% to 4.0% during the first five months of 2001 as data pointed to significant economic deceleration. The benchmark 10-year U.S. Treasury note's yield fell from 6.2% at the beginning of the period to 5.4% on May 31, 2001. Despite falling interest rates, risk aversion remained high throughout the period as investor concerns regarding corporate earnings lingered. Consequently, the risk premium investors pay for high yield bonds, as measured by the interest rate spread for the CSFB High Yield Index over U.S. Treasuries, widened


The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 18.

CONTENTS


Shareholder Letter ............     1

Performance Summary ...........    10

Financial Highlights &
Statement of Investments ......    14

Financial Statements ..........    27

Notes to
Financial Statements ..........    31

Independent
Auditors' Report ..............    36

Tax Designation ...............    37

[FUND CATEGORY LOGO]

Portfolio Breakdown
Based on Total Net Assets
5/31/01

                                  [PIE CHART]

Bonds                                         90.1%
Equities                                       4.5%
Short-Term Investments & Other Net Assets      5.4%

from 7.3% at the beginning of the period, peaked at a high of 9.6% in December, and closed the Fund's fiscal year at 7.9%.(1)

Within this environment, Franklin's AGE High Income Fund - Class A delivered a +1.73% cumulative total return for the 12 months ended May 31, 2001, as shown in the Performance Summary beginning on page 10. Although market events during the Fund's fiscal year dampened performance, it significantly outperformed the -1.00% return of its peer group in the Lipper High Yield Average, composed of 371 high yield bond funds on May 31, 2001.(2) We think it bears noting that the Fund's return also outperformed the Standard & Poor's 500(R) Composite and Nasdaq Composite Indexes, which posted -10.55% and -37.53% returns during the same time.(3)

During the period under review, we maintained a more conservative, relatively defensive investment strategy while focusing on what we believed were less cyclical sectors demonstrating strong growth potential. Starting in 2000, we significantly reduced our telecommunications industry exposure and also lowered portfolio weightings in the energy, automotive and industrials sectors. Conversely, we increased our exposure to industries such as pay television, wireless communications and health services. At the close of the period, our top five industry


1. Source: Credit Suisse First Boston. The CSFB High Yield Index is an unmanaged, trader-priced portfolio constructed to mirror the high yield debt market. Treasuries, if held to maturity, offer a fixed rate of return and fixed principal value; their interest payments and principal are guaranteed.

2. Source: Lipper, Inc. Lipper calculations do not include sales charges. Fund performance relative to the average may have been different if such charges had been considered.

3. Source: Standard & Poor's Micropal. The S&P 500 Composite Index consists of 500 domestic stocks, comprising four broad sectors: industrials, utilities, financials and transportation. The S&P 500 serves as the standard for measuring large-cap U.S. stock market performance. Since some industries are characterized by companies of relatively small stock capitalizations, the index is not composed of the 500 largest, publicly traded U.S. companies. The Nasdaq Composite Index measures all Nasdaq domestic and non-U.S.-based common stocks listed on The Nasdaq Stock Market(R). The index is market value-weighted and includes over 4,000 companies.

weightings were wireless communications (14.8%), telecommunications (8.9%), cable television (8.3%), transportation (5.3%) and health services (4.8%).

SECTOR DISCUSSIONS

WIRELESS - COMMUNICATIONS

The wireless communications industry continued to grow during the period, as strong demand drove industry revenues higher. The industry continued to benefit from increasing U.S. cellular penetration rates, which rose to more than 40% by the end of calendar year 2000 from 31% at the end of 1999. The increased popularity of communication via cellular handsets and the introduction of more flexible service offerings were key drivers of the industry's strength. Additionally, industry consolidation continued to positively impact several high yield wireless issues during the period as their financial profiles improved materially as a result of the new business combinations. For example, Telus's acquisition of Clearnet, one of the Fund's holdings, resulted in a tender offer for the Fund's Clearnet bonds at a significant premium during the reporting period. Deutsche Telekom's purchase of VoiceStream Wireless, another Fund holding, also benefited VoiceStream's bonds. Within the industry, we took a more defensive strategy, concentrating on cellular providers and tower operators instead of paging. On the cellular side, we looked for companies with national presence, sound managements, and above-par average revenues per subscriber unit
(ARPU). We also remained invested in tower operators, which sell leased space on wireless transmission towers to service providers. Tower operators generally enjoy stable revenue streams due to longer contract periods and the relatively inflexible nature of most cellular

TOP 10 HOLDINGS
5/31/01

COMPANY                         % OF TOTAL
INDUSTRY                        NET ASSETS
-------------------------------------------
Intermedia
Communications Inc.                 1.6%
Communications

P&L Coal Holdings Corp.             1.6%
Energy Minerals

Clearnet Communications             1.6%
Communications

Charter Communications
Holdings LLC                        1.5%
Consumer Services

AMFM Inc.                           1.5%
Consumer Services

Calpine Corp.                       1.4%
Utilities

Premier Parks Inc.                  1.4%
Consumer Services

Fresenius Medical Care
Capital Trust                       1.4%
Health Services

Crown Castle
International Corp.                 1.4%
Communications

Dobson/Sygnet
Communications Corp.                1.3%
Communications

network architecture. Within the tower industry, we invested in Crown Castle, which is tied with American Tower as the nation's largest tower operator. In our opinion, Crown Castle acquires top-notch properties and has developed a solid customer base. Furthermore, the company uses a clustering strategy to dominate the markets in which it operates. We believe there are significant opportunities among tower operators, although they are more defensive, because they provide the infrastructure needed for continued industry expansion, and because demand trends for wireless services remain robust.

TELECOMMUNICATIONS - COMMUNICATIONS

During the year under review, telecommunications industry securities suffered violent declines that caused investors' risk appetite to dry up across the high yield asset class. Fortunately, we chose to underweight telecommunications last year, mitigating some of the impact on the Fund's returns, but the preponderance of telecommunications issuance in the high yield market and the large weighting the industry represented in the average high yield mutual fund took its toll, regardless. During the period, the industry faced many challenges, foremost a lack of available capital. Many emerging telecommunications companies were founded in the 1990s, at a time when funding could be raised easily, and their business plans were predicated on the continued support of the capital markets. Although the capital-intensive nature of these companies was no surprise, the economic downturn and corresponding drop in risk tolerance was unforeseen, creating a vicious cycle from which several emerging telecommunications companies will not escape. While few have avoided the "guilt by association" effect on their high yield bonds, not all telecommunications companies are destined for bankruptcy, thus creating opportunities. In many cases, some operators have shown concrete signs of value, many of which have been overlooked in this environment of negative market sentiment. Going forward, we continue to believe that profitable investments in this industry are possible based on selecting companies that offer flexible service, effective management and reasonable funding to see their business plans to fruition.

PAY TELEVISION - CONSUMER SERVICES

We significantly increased our weighting in the pay television industry during the year, as we believe it enjoyed especially healthy fundamentals. Demand for cable services, in particular, continued to grow, driven largely by the introduction of new services such as high-speed Internet access, telephony, and digital television. The success of these services continued to meet or exceed expectations and the outlook continues to be positive. In addition to its favorable growth prospects, we like cable television's utility-like revenue streams -- an attribute that we believe makes the industry more defensive and tends to insulate it from economic fluctuations. During the period, we added Charter Communications to the portfolio. Charter is the fourth-largest U.S. cable operator, an industry leader that has successfully and aggressively deployed new services in its markets.

TRANSPORTATION

Within the rather diverse transportation sector, we maintained our bottom-up approach and preference for selected companies in the shipping, infrastructure, and U.S. aerospace and defense subsectors. In general, we focused on the higher-quality,

"The success of [cable]
services continued
to meet or exceed expectations...."

less cyclical companies, many of which enjoy a high degree of market power, longer and more stable contracts, and favorable demographic trends. On the shipping side, supply and demand conditions improved markedly and pricing conditions grew more favorable industry-wide. Within this subsector, we like industry leaders that control key niche sectors and enjoy a high degree of market power. Ultrapetrol, Latin America's largest barge operator, is an example of our investment strategy in this subsector. Its management's strategic decision to diversify into barge operations has allowed the company to dominate this niche regionally. With regard to infrastructure, we focus on companies that we consider best positioned to capitalize on the growth of general highway, airport and shipping infrastructures worldwide. On the U.S. aerospace and defense front, we found a positive outlook for the subsector in light of recent defense initiatives in the new Bush Administration budget. Accordingly, we added Alliant Techsystems to the Fund during the period. Alliant is a manufacturer and supplier for aerospace and defense industries that provides well-conceived and designed propulsion systems and other defense-related products, primarily to the U.S. government.

HEALTH SERVICES

We increased the Fund's weighting in health services, based on the sector's defensive nature and generally stable revenue streams, both of which we consider attractive attributes for leveraged investing. During the 12 months under review, the health care sector continued to benefit from favorable legislation passed in 1999 and 2000 that scaled back previous Medicare cuts. In addition, reimbursement trends became more favorable as service providers were able to get significant reimbursement rate increases from managed care and insurance companies. Such companies, in turn, were able to pass through higher premiums to consumers, as economic strength in recent years resulted in employees' higher demand for health care services and employers' greater willingness and ability to pay. We expect that the reimbursement cycle will continue to be supportive in the near to intermediate term, as few signs of pricing deterioration are evident. One example of our health services investments is Fresenius Medical Care, the world's largest integrated provider of dialysis products and treatment. In general, we like the dialysis business due to its stable revenue streams, relative insulation from managed care pressures, and its nature as a more consolidated industry. Fresenius, in particular, enjoys a dominant market position and better margins largely due to its high degree of involvement in multiple stages of its business line, serving both as a provider of products used in dialysis treatments as well as operating treatment centers. Fresenius has a strong market position, international diversification and leadership by what we believe is a highly capable management team -- qualities we seek in all of our holdings within the health care sector.

LOOKING FORWARD

We believe there is reason for optimism regarding the high yield asset class. Attractive valuations, more favorable new bond issuance trends and proactive monetary policy on the Fed's behalf could combine to support high yield bonds into 2002. Since the beginning of 2001, the Fed has cut interest rates by 250 basis points altogether, while inflation has remained low. Barring a prolonged economic downturn or recession, we believe stable


"We believe there is reason for optimism regarding the high yield asset class."

DIVIDEND DISTRIBUTIONS
6/1/00 - 5/31/01


                                      DIVIDEND PER SHARE
               -----------------------------------------------------------------
MONTH            CLASS A          CLASS B           CLASS C        ADVISOR CLASS
--------------------------------------------------------------------------------
June            2.2 cents       2.10 cents        2.10 cents        2.23 cents

July            2.2 cents       2.10 cents        2.10 cents        2.23 cents

August          2.2 cents       2.10 cents        2.10 cents        2.23 cents

September       2.2 cents       2.11 cents        2.12 cents        2.23 cents

October         2.0 cents       1.91 cents        1.92 cents        2.03 cents

November        2.0 cents       1.91 cents        1.92 cents        2.03 cents

December        2.0 cents       1.91 cents        1.91 cents        2.02 cents

January         2.0 cents       1.91 cents        1.91 cents        2.02 cents

February        2.0 cents       1.91 cents        1.91 cents        2.02 cents

March           2.0 cents       1.91 cents        1.91 cents        2.02 cents

April           2.0 cents       1.91 cents        1.91 cents        2.03 cents

May             2.0 cents       1.91 cents        1.91 cents        2.02 cents
--------------------------------------------------------------------------------
TOTAL         24.80 CENTS      23.69 CENTS       23.72 CENTS       25.11 CENTS

prices coupled with modest, positive economic growth should create a favorable environment for high yield bonds over the near to intermediate term.

In addition, we believe that high yield valuations are very attractive, especially given the shift in issuance trends taking place in the asset class. We believe the recent rise in high yield interest rate spreads is largely a function of the current default cycle, resulting in part from a large spike in new issuance brought to market in 1997 and 1998. Since then, new issuance trends have been more favorable as less supply has been brought to market and the quality of new issues has improved. Because default rates, on average, tend to peak roughly three years after issuance, we believe we are most of the way through the current cycle. Additionally, the higher quality of new issuance bodes well for the asset class going forward. The closing market spread of 7.9% remains far wide of 5- and 10-year historical average spreads of 5.6% and 5.3%, and we believe this represents compelling value. Consequently, we believe the asset class will offer attractive investment opportunities for the Fund in the coming months.

Sincerely,

/s/ Christopher J. Molumphy
Christopher J. Molumphy
Senior Portfolio Manager
Franklin's AGE High Income Fund


This discussion reflects our views, opinions and portfolio holdings as of May 31, 2001, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

PERFORMANCE SUMMARY AS OF 5/31/01

Distributions and returns will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of operating expenses for each class. All total returns include reinvested distributions at net asset value.


CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: No initial sales charge or Rule 12b-1 fees and are available to a limited class of investors.


PRICE AND DISTRIBUTION INFORMATION


CLASS A                                  CHANGE         5/31/01         5/31/00
--------------------------------------------------------------------------------
Net Asset Value (NAV)                    -$0.21          $2.09           $2.30
DISTRIBUTIONS (6/1/00 - 5/31/01)
Dividend Income                         $0.2480

CLASS B                                  CHANGE         5/31/01         5/31/00
--------------------------------------------------------------------------------
Net Asset Value (NAV)                    -$0.22          $2.08           $2.30
DISTRIBUTIONS (6/1/00 - 5/31/01)
Dividend Income                         $0.2369

CLASS C                                  CHANGE         5/31/01         5/31/00
--------------------------------------------------------------------------------
Net Asset Value (NAV)                    -$0.22          $2.09           $2.31
DISTRIBUTIONS (6/1/00 - 5/31/01)
Dividend Income                         $0.2372

ADVISOR CLASS                            CHANGE         5/31/01         5/31/00
--------------------------------------------------------------------------------
Net Asset Value (NAV)                    -$0.21          $2.09           $2.30
DISTRIBUTIONS (6/1/00 - 5/31/01)
Dividend Income                         $0.2511

PERFORMANCE


CLASS A                                          1-YEAR     5-YEAR       10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return(1)                       +1.73%     +22.92%     +139.15%

Average Annual Total Return(2)                    -2.51%     +3.34%       +8.62%

Value of $10,000 Investment(3)                   $9,749     $11,785      $22,855

Avg. Ann. Total Return (6/30/01)(4)               -7.78%     +2.71%       +7.96%

Distribution Rate(5)                 11.01%

30-Day Standardized Yield(6)         10.36%

                                                                       INCEPTION
CLASS B                                                    1-YEAR       (1/1/99)
------------------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return(1)                                  +0.73%       -3.57%

Average Annual Total Return(2)                              -2.88%       -2.46%

Value of $10,000 Investment(3)                             $9,712        $9,417

Avg. Ann. Total Return (6/30/01)(4)                         -7.74%       -3.34%

Distribution Rate(5)                           11.02%

30-Day Standardized Yield(6)                   10.36%

                                                                       INCEPTION
CLASS C                                          1-YEAR      5-YEAR    (5/16/95)
-------------------------------------------------------------------------------------------------------------------
Cumulative Total Return(1)                        +0.75%     +19.53%     +32.03%

Average Annual Total Return(2)                    -1.01%      +3.41%      +4.52%

Value of $10,000 Investment(3)                   $9,899     $11,826     $13,061

Avg. Ann. Total Return (6/30/01)(4)               -5.94%      +2.89%      +4.03%

Distribution Rate(5)                 10.86%

30-Day Standardized Yield(6)         10.25%

ADVISOR CLASS(7)                                 1-YEAR     5-YEAR       10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return(1)                        +1.86%    +24.02%     +141.31%

Average Annual Total Return(2)                    +1.86%     +4.40%       +9.21%

Value of $10,000 Investment(3)                  $10,186    $12,402      $24,131

Avg. Ann. Total Return (6/30/01)(4)               -3.71%     +3.77%       +8.54%


Distribution Rate(5)                 11.60%

30-Day Standardized Yield(6)         11.00%


For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.


Past performance does not guarantee future results.



1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include the current, applicable, maximum sales charge(s) for that class.

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

5. Distribution rate is based on an annualization of the respective class's
May dividend and the maximum offering price (NAV for Class B and Advisor Class) per share on 5/31/01.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 5/31/01.

7. Effective 1/2/97, the Fund began offering Advisor Class shares, which do not have sales charges or Rule 12b-1 plans. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 1/2/97, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge and including the effect of the Class A Rule 12b-1 fees; and (b) for periods after 1/1/97, an actual Advisor Class figure is used reflecting a deduction of all charges and fees applicable to that class. Since 1/2/97 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +12.55% and +2.72%.


--------------------------------------------------------------------------------
Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN

CLASS A                                                                  5/31/01
--------------------------------------------------------------------------------
1-Year                                                                    -2.51%

5-Year                                                                    +3.34%

10-Year                                                                   +8.62%


AVERAGE ANNUAL TOTAL RETURN

CLASS B                                                                  5/31/01
--------------------------------------------------------------------------------
1-Year                                                                    -2.88%

Since Inception (1/1/99)                                                  -2.46%



TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charge(s), Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvested dividends. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

This graph compares the performance of Franklin's AGE High Income Fund - Class A as tracked by the growth in value of a $10,000 investment, to that of the CS First Boston High Yield Index(8) from 6/1/91-5/31/01.

[CLASS A PERFORMANCE GRAPH]

                                     Franklin's AGE High Income Fund -      CS First Boston High Yield
                                                              Class A                            Index
                                                              -------                            -----
      06/01/1991              $ 9,556                                                          $10,000
      06/30/1991              $ 9,865                            2.62%                         $10,262
      07/31/1991              $10,178                            3.38%                         $10,609
      08/31/1991              $10,453                            1.82%                         $10,802
      09/30/1991              $10,645                            2.27%                         $11,047
      10/31/1991              $11,010                            3.31%                         $11,413
      11/30/1991              $11,078                            0.80%                         $11,504
      12/31/1991              $11,191                            0.73%                         $11,588
      01/31/1992              $11,567                            4.07%                         $12,060
      02/29/1992              $11,815                            2.43%                         $12,353
      03/31/1992              $12,046                            1.49%                         $12,537
      04/30/1992              $12,145                            0.09%                         $12,548
      05/31/1992              $12,336                            1.36%                         $12,719
      06/30/1992              $12,391                            0.99%                         $12,845
      07/31/1992              $12,630                            1.54%                         $13,042
      08/31/1992              $12,825                            1.38%                         $13,222
      09/30/1992              $12,974                            0.65%                         $13,308
      10/31/1992              $12,748                           -1.04%                         $13,170
      11/30/1992              $12,900                            1.50%                         $13,368
      12/31/1992              $13,053                            1.13%                         $13,519
      01/31/1993              $13,353                            2.73%                         $13,888
      02/28/1993              $13,558                            1.98%                         $14,163
      03/31/1993              $13,764                            2.11%                         $14,461
      04/30/1993              $13,873                            0.57%                         $14,544
      05/31/1993              $14,033                            1.46%                         $14,756
      06/30/1993              $14,345                            1.81%                         $15,023
      07/31/1993              $14,507                            1.04%                         $15,180
      08/31/1993              $14,568                            0.85%                         $15,309
      09/30/1993              $14,630                            0.57%                         $15,396
      10/31/1993              $15,055                            1.83%                         $15,678
      11/30/1993              $15,118                            1.26%                         $15,875
      12/31/1993              $15,355                            1.26%                         $16,075
      01/31/1994              $15,684                            1.78%                         $16,361
      02/28/1994              $15,534                            0.15%                         $16,386
      03/31/1994              $14,844                           -2.94%                         $15,904
      04/30/1994              $14,747                           -1.34%                         $15,691
      05/31/1994              $14,813                            0.57%                         $15,780
      06/30/1994              $14,824                           -0.67%                         $15,675
      07/31/1994              $14,891                            0.47%                         $15,748
      08/31/1994              $15,015                            0.72%                         $15,862
      09/30/1994              $15,083                            0.40%                         $15,925
      10/31/1994              $15,151                            0.07%                         $15,936
      11/30/1994              $14,990                           -1.16%                         $15,752
      12/31/1994              $15,118                            1.06%                         $15,918
      01/31/1995              $15,247                            1.05%                         $16,086
      02/28/1995              $15,850                            2.46%                         $16,481
      03/31/1995              $15,981                            1.13%                         $16,668
      04/30/1995              $16,413                            2.22%                         $17,038
      05/31/1995              $16,789                            2.82%                         $17,518
      06/30/1995              $16,924                            0.66%                         $17,634
      07/31/1995              $17,244                            1.55%                         $17,907
      08/31/1995              $17,319                            0.28%                         $17,957
      09/30/1995              $17,457                            1.15%                         $18,164
      10/31/1995              $17,595                            1.11%                         $18,365
      11/30/1995              $17,671                            0.47%                         $18,452
      12/31/1995              $17,940                            1.27%                         $18,686
      01/31/1996              $18,276                            1.90%                         $19,041
      02/29/1996              $18,419                            0.53%                         $19,142
      03/31/1996              $18,301                           -0.27%                         $19,090
      04/30/1996              $18,381                            0.54%                         $19,193
      05/31/1996              $18,594                            0.81%                         $19,349
      06/30/1996              $18,608                            0.22%                         $19,391
      07/31/1996              $18,757                            0.90%                         $19,566
      08/31/1996              $19,111                            1.09%                         $19,779
      09/30/1996              $19,537                            1.72%                         $20,119
      10/31/1996              $19,690                            0.84%                         $20,288
      11/30/1996              $20,123                            1.56%                         $20,605
      12/31/1996              $20,489                            1.95%                         $21,007
      01/31/1997              $20,645                            0.73%                         $21,160
      02/28/1997              $21,017                            1.88%                         $21,558
      03/31/1997              $20,527                           -1.12%                         $21,316
      04/30/1997              $20,760                            0.89%                         $21,506
      05/31/1997              $21,213                            2.01%                         $21,938
      06/30/1997              $21,596                            1.36%                         $22,237
      07/31/1997              $22,205                            2.12%                         $22,708
      08/31/1997              $22,221                            0.54%                         $22,831
      09/30/1997              $22,612                            1.98%                         $23,283
      10/31/1997              $22,476                           -0.01%                         $23,280
      11/30/1997              $22,796                            0.71%                         $23,446
      12/31/1997              $22,966                            0.91%                         $23,659
      01/31/1998              $23,213                            1.70%                         $24,061
      02/28/1998              $23,464                            0.78%                         $24,249
      03/31/1998              $23,716                            0.50%                         $24,370
      04/30/1998              $23,811                            0.75%                         $24,553
      05/31/1998              $23,827                            0.30%                         $24,627
      06/30/1998              $23,844                            0.21%                         $24,678
      07/31/1998              $24,022                            0.70%                         $24,851
      08/31/1998              $22,240                           -6.79%                         $23,164
      09/30/1998              $22,340                           -0.01%                         $23,161
      10/31/1998              $21,941                           -1.99%                         $22,700
      11/30/1998              $23,382                            5.07%                         $23,851
      12/31/1998              $23,314                           -0.23%                         $23,796
      01/31/1999              $23,671                            0.94%                         $24,020
      02/28/1999              $23,430                           -0.21%                         $23,970
      03/31/1999              $23,707                            0.91%                         $24,188
      04/30/1999              $24,160                            2.21%                         $24,722
      05/31/1999              $23,650                           -1.08%                         $24,455
      06/30/1999              $23,668                            0.05%                         $24,468
      07/31/1999              $23,686                            0.05%                         $24,480
      08/31/1999              $23,254                           -0.89%                         $24,262
      09/30/1999              $22,999                           -0.77%                         $24,075
      10/31/1999              $22,927                           -0.49%                         $23,957
      11/30/1999              $23,408                            1.36%                         $24,283
      12/31/1999              $23,427                            1.21%                         $24,577
      01/31/2000              $23,165                           -0.40%                         $24,479
      02/29/2000              $23,280                            0.62%                         $24,630
      03/31/2000              $22,818                           -1.50%                         $24,261
      04/30/2000              $22,837                           -0.15%                         $24,224
      05/31/2000   -1.63%     $22,466                           -1.60%                         $23,837
      06/30/2000              $23,077                            2.24%                         $24,371
      07/31/2000              $23,197                            0.94%                         $24,600
      08/31/2000              $23,418                            0.67%                         $24,765
      09/30/2000              $23,032                           -0.92%                         $24,537
      10/31/2000              $22,315                           -3.11%                         $23,774
      11/30/2000              $21,282                           -3.94%                         $22,837
      12/31/2000              $21,700                            2.01%                         $23,296
      01/31/2001              $23,174                            5.99%                         $24,692
      02/28/2001              $23,386                            1.01%                         $24,942
      03/31/2001              $22,742                           -1.99%                         $24,446
      04/30/2001              $22,418                           -1.04%                         $24,193
      05/31/2001              $22,855                            2.00%                         $24,677

Total Return                   128.55%                                                          146.77%

This graph compares the performance of Franklin's AGE High Income Fund - Class B as tracked by the growth in value of a $10,000 investment, to that of the CS First Boston High Yield Index(8) from 1/1/99-5/31/01.

[CLASS B PERFORMANCE GRAPH]

                            Franklin's AGE High Income Fund -     CS First Boston High
                                                      Class B              Yield Index
                                                      -------              -----------
      01/01/1999                   $10,000                                     $10,000
      01/31/1999                   $10,153              0.94%                  $10,094
      02/28/1999                   $10,046             -0.21%                  $10,073
      03/31/1999                   $10,123              0.91%                  $10,164
      04/30/1999                   $10,351              2.21%                  $10,389
      05/31/1999                   $10,129             -1.08%                  $10,277
      06/30/1999                   $10,133              0.05%                  $10,282
      07/31/1999                   $10,098              0.05%                  $10,287
      08/31/1999                    $9,947             -0.89%                  $10,196
      09/30/1999                    $9,834             -0.77%                  $10,117
      10/31/1999                    $9,759             -0.49%                  $10,068
      11/30/1999                    $9,959              1.36%                  $10,204
      12/31/1999                   $10,003              1.21%                  $10,328
      01/31/2000                    $9,887             -0.40%                  $10,287
      02/29/2000                    $9,932              0.62%                  $10,350
      03/31/2000                    $9,691             -1.50%                  $10,195
      04/30/2000                    $9,736             -0.15%                  $10,180
      05/31/2000                    $9,573             -1.60%                  $10,017
      06/30/2000                    $9,829              2.24%                  $10,241
      07/31/2000                    $9,876              0.94%                  $10,338
      08/31/2000                    $9,965              0.67%                  $10,407
      09/30/2000                    $9,797             -0.92%                  $10,311
      10/31/2000                    $9,445             -3.11%                   $9,990
      11/30/2000                    $9,002             -3.94%                   $9,597
      12/31/2000                    $9,175              2.01%                   $9,790
      01/31/2001                    $9,841              5.99%                  $10,376
      02/28/2001                    $9,927              1.01%                  $10,481
      03/31/2001                    $9,650             -1.99%                  $10,273
      04/30/2001                    $9,463             -1.04%                  $10,167
      05/31/2001                    $9,417              2.00%                  $10,370

Total Return                        -5.83%                                       3.70%

This graph compares the performance of Franklin's AGE High Income Fund - Class C as tracked by the growth in value of a $10,000 investment, to that of the CS First Boston High Yield Index(8) from 5/16/95-5/31/01.

[PERFORMANCE GRAPH FOR CLASS C]

                                         Franklin's AGE High Income Fund -      CS First Boston High Yield
                                                                   Class C                           Index
                                                                   -------                           -----
       05/16/1995             $ 9,892                                                              $10,000
       05/31/1995             $ 9,928                                1.36%                         $10,136
       06/30/1995             $10,004                                0.66%                         $10,203
       07/31/1995             $10,186                                1.55%                         $10,362
       08/31/1995             $10,223                                0.28%                         $10,391
       09/30/1995             $10,297                                1.15%                         $10,510
       10/31/1995             $10,373                                1.11%                         $10,627
       11/30/1995             $10,412                                0.47%                         $10,677
       12/31/1995             $10,565                                1.27%                         $10,812
       01/31/1996             $10,756                                1.90%                         $11,018
       02/29/1996             $10,835                                0.53%                         $11,076
       03/31/1996             $10,760                               -0.27%                         $11,046
       04/30/1996             $10,840                                0.54%                         $11,106
       05/31/1996             $10,927                                0.81%                         $11,196
       06/30/1996             $10,930                                0.22%                         $11,220
       07/31/1996             $11,052                                0.90%                         $11,321
       08/31/1996             $11,215                                1.09%                         $11,445
       09/30/1996             $11,500                                1.72%                         $11,642
       10/31/1996             $11,584                                0.84%                         $11,739
       11/30/1996             $11,792                                1.56%                         $11,923
       12/31/1996             $12,001                                1.95%                         $12,155
       01/31/1997             $12,087                                0.73%                         $12,244
       02/28/1997             $12,340                                1.88%                         $12,474
       03/31/1997             $12,006                               -1.12%                         $12,334
       04/30/1997             $12,136                                0.89%                         $12,444
       05/31/1997             $12,393                                2.01%                         $12,694
       06/30/1997             $12,611                                1.36%                         $12,867
       07/31/1997             $12,960                                2.12%                         $13,140
       08/31/1997             $13,007                                0.54%                         $13,210
       09/30/1997             $13,230                                1.98%                         $13,472
       10/31/1997             $13,144                               -0.01%                         $13,471
       11/30/1997             $13,281                                0.71%                         $13,566
       12/31/1997             $13,419                                0.91%                         $13,690
       01/31/1998             $13,511                                1.70%                         $13,923
       02/28/1998             $13,650                                0.78%                         $14,031
       03/31/1998             $13,836                                0.50%                         $14,101
       04/30/1998             $13,839                                0.75%                         $14,207
       05/31/1998             $13,842                                0.30%                         $14,250
       06/30/1998             $13,844                                0.21%                         $14,280
       07/31/1998             $13,989                                0.70%                         $14,380
       08/31/1998             $12,902                               -6.79%                         $13,403
       09/30/1998             $13,001                               -0.01%                         $13,402
       10/31/1998             $12,765                               -1.99%                         $13,135
       11/30/1998             $13,594                                5.07%                         $13,801
       12/31/1998             $13,549                               -0.23%                         $13,769
       01/31/1999             $13,750                                0.94%                         $13,899
       02/28/1999             $13,605                               -0.21%                         $13,870
       03/31/1999             $13,708                                0.91%                         $13,996
       04/30/1999             $14,014                                2.21%                         $14,305
       05/31/1999             $13,713                               -1.08%                         $14,151
       06/30/1999             $13,718                                0.05%                         $14,158
       07/31/1999             $13,671                                0.05%                         $14,165
       08/31/1999             $13,467                               -0.89%                         $14,039
       09/30/1999             $13,315                               -0.77%                         $13,931
       10/31/1999             $13,215                               -0.49%                         $13,862
       11/30/1999             $13,486                                1.36%                         $14,051
       12/31/1999             $13,545                                1.21%                         $14,221
       01/31/2000             $13,388                               -0.40%                         $14,164
       02/29/2000             $13,449                                0.62%                         $14,252
       03/31/2000             $13,123                               -1.50%                         $14,038
       04/30/2000             $13,184                               -0.15%                         $14,017
       05/31/2000             $12,964                               -1.60%                         $13,793
       06/30/2000             $13,310                                2.24%                         $14,102
       07/31/2000             $13,372                                0.94%                         $14,234
       08/31/2000             $13,493                                0.67%                         $14,330
       09/30/2000             $13,268                               -0.92%                         $14,198
       10/31/2000             $12,793                               -3.11%                         $13,756
       11/30/2000             $12,196                               -3.94%                         $13,214
       12/31/2000             $12,430                                2.01%                         $13,480
       01/31/2001             $13,328                                5.99%                         $14,288
       02/28/2001             $13,444                                1.01%                         $14,432
       03/31/2001             $13,070                               -1.99%                         $14,145
       04/30/2001             $12,817                               -1.04%                         $13,999
       05/31/2001             $13,061                                2.00%                         $14,279

Total Return                    30.61%                                                               42.79%

This graph compares the performance of Franklin's AGE High Income Fund - Advisor Class as tracked by the growth in value of a $10,000 investment, to that of the CS First Boston High Yield Index(8) from 6/1/91-5/31/01.

[PERFORMANCE GRAPH FOR ADVISOR CLASS]

                                Franklin's AGE High Income Fund - Advisor       CS First Boston High
                                                                    Class           Yield Index
                                                                    -----           -----------
          06/01/1991              $10,000                                          $10,000
          06/30/1991              $10,323                           2.62%          $10,262
          07/31/1991              $10,650                           3.38%          $10,609
          08/31/1991              $10,938                           1.82%          $10,802
          09/30/1991              $11,140                           2.27%          $11,047
          10/31/1991              $11,521                           3.31%          $11,413
          11/30/1991              $11,593                           0.80%          $11,504
          12/31/1991              $11,711                           0.73%          $11,588
          01/31/1992              $12,104                           4.07%          $12,060
          02/29/1992              $12,363                           2.43%          $12,353
          03/31/1992              $12,606                           1.49%          $12,537
          04/30/1992              $12,709                           0.09%          $12,548
          05/31/1992              $12,908                           1.36%          $12,719
          06/30/1992              $12,966                           0.99%          $12,845
          07/31/1992              $13,216                           1.54%          $13,042
          08/31/1992              $13,420                           1.38%          $13,222
          09/30/1992              $13,577                           0.65%          $13,308
          10/31/1992              $13,340                          -1.04%          $13,170
          11/30/1992              $13,499                           1.50%          $13,368
          12/31/1992              $13,659                           1.13%          $13,519
          01/31/1993              $13,973                           2.73%          $13,888
          02/28/1993              $14,187                           1.98%          $14,163
          03/31/1993              $14,403                           2.11%          $14,461
          04/30/1993              $14,517                           0.57%          $14,544
          05/31/1993              $14,684                           1.46%          $14,756
          06/30/1993              $15,010                           1.81%          $15,023
          07/31/1993              $15,180                           1.04%          $15,180
          08/31/1993              $15,244                           0.85%          $15,309
          09/30/1993              $15,309                           0.57%          $15,396
          10/31/1993              $15,754                           1.83%          $15,678
          11/30/1993              $15,819                           1.26%          $15,875
          12/31/1993              $16,068                           1.26%          $16,075
          01/31/1994              $16,412                           1.78%          $16,361
          02/28/1994              $16,255                           0.15%          $16,386
          03/31/1994              $15,533                          -2.94%          $15,904
          04/30/1994              $15,432                          -1.34%          $15,691
          05/31/1994              $15,500                           0.57%          $15,780
          06/30/1994              $15,512                          -0.67%          $15,675
          07/31/1994              $15,582                           0.47%          $15,748
          08/31/1994              $15,712                           0.72%          $15,862
          09/30/1994              $15,783                           0.40%          $15,925
          10/31/1994              $15,854                           0.07%          $15,936
          11/30/1994              $15,685                          -1.16%          $15,752
          12/31/1994              $15,820                           1.06%          $15,918
          01/31/1995              $15,955                           1.05%          $16,086
          02/28/1995              $16,585                           2.46%          $16,481
          03/31/1995              $16,722                           1.13%          $16,668
          04/30/1995              $17,175                           2.22%          $17,038
          05/31/1995              $17,568                           2.82%          $17,518
          06/30/1995              $17,709                           0.66%          $17,634
          07/31/1995              $18,044                           1.55%          $17,907
          08/31/1995              $18,123                           0.28%          $17,957
          09/30/1995              $18,267                           1.15%          $18,164
          10/31/1995              $18,412                           1.11%          $18,365
          11/30/1995              $18,492                           0.47%          $18,452
          12/31/1995              $18,773                           1.27%          $18,686
          01/31/1996              $19,124                           1.90%          $19,041
          02/29/1996              $19,274                           0.53%          $19,142
          03/31/1996              $19,151                          -0.27%          $19,090
          04/30/1996              $19,234                           0.54%          $19,193
          05/31/1996              $19,457                           0.81%          $19,349
          06/30/1996              $19,471                           0.22%          $19,391
          07/31/1996              $19,627                           0.90%          $19,566
          08/31/1996              $19,998                           1.09%          $19,779
          09/30/1996              $20,444                           1.72%          $20,119
          10/31/1996              $20,604                           0.84%          $20,288
          11/30/1996              $21,057                           1.56%          $20,605
          12/31/1996              $21,440                           1.95%          $21,007
          01/31/1997    1.11%     $21,678                           0.73%          $21,160
          02/28/1997    1.81%     $22,070                           1.88%          $21,558
          03/31/1997   -2.32%     $21,558                          -1.12%          $21,316
          04/30/1997    1.14%     $21,804                           0.89%          $21,506
          05/31/1997    2.19%     $22,282                           2.01%          $21,938
          06/30/1997    1.82%     $22,687                           1.36%          $22,237
          07/31/1997    2.83%     $23,329                           2.12%          $22,708
          08/31/1997    0.08%     $23,348                           0.54%          $22,831
          09/30/1997    1.77%     $23,761                           1.98%          $23,283
          10/31/1997   -0.26%     $23,699                          -0.01%          $23,280
          11/30/1997    1.10%     $23,960                           0.71%          $23,446
          12/31/1997    0.75%     $24,140                           0.91%          $23,659
          01/31/1998    1.09%     $24,403                           1.70%          $24,061
          02/28/1998    1.09%     $24,669                           0.78%          $24,249
          03/31/1998    1.09%     $24,938                           0.50%          $24,370
          04/30/1998    0.41%     $25,040                           0.75%          $24,553
          05/31/1998    0.08%     $25,060                           0.30%          $24,627
          06/30/1998    0.08%     $25,080                           0.21%          $24,678
          07/31/1998    0.76%     $25,271                           0.70%          $24,851
          08/31/1998   -7.41%     $23,398                          -6.79%          $23,164
          09/30/1998    0.46%     $23,506                          -0.01%          $23,161
          10/31/1998   -1.77%     $23,090                          -1.99%          $22,700
          11/30/1998    6.58%     $24,609                           5.07%          $23,851
          12/31/1998   -0.28%     $24,540                          -0.23%          $23,796
          01/31/1999    1.54%     $24,918                           0.94%          $24,020
          02/28/1999   -0.65%     $24,756                          -0.21%          $23,970
          03/31/1999    0.82%     $24,959                           0.91%          $24,188
          04/30/1999    1.92%     $25,438                           2.21%          $24,722
          05/31/1999   -2.10%     $24,904                          -1.08%          $24,455
          06/30/1999    0.09%     $24,926                           0.05%          $24,468
          07/31/1999    0.08%     $24,946                           0.05%          $24,480
          08/31/1999   -1.81%     $24,495                          -0.89%          $24,262
          09/30/1999   -1.08%     $24,230                          -0.77%          $24,075
          10/31/1999   -0.30%     $24,158                          -0.49%          $23,957
          11/30/1999    2.11%     $24,667                           1.36%          $24,283
          12/31/1999    0.09%     $24,690                           1.21%          $24,577
          01/31/2000   -1.11%     $24,415                          -0.40%          $24,479
          02/29/2000    0.91%     $24,638                           0.62%          $24,630
          03/31/2000   -2.37%     $24,054                          -1.50%          $24,261
          04/30/2000    0.10%     $24,078                          -0.15%          $24,224
          05/31/2000   -1.62%     $23,688                          -1.60%          $23,837
          06/30/2000    2.73%     $24,334                           2.24%          $24,371
          07/31/2000    0.53%     $24,463                           0.94%          $24,600
          08/31/2000    0.97%     $24,701                           0.67%          $24,765
          09/30/2000   -1.63%     $24,298                          -0.92%          $24,537
          10/31/2000   -3.10%     $23,545                          -3.11%          $23,774
          11/30/2000   -4.62%     $22,457                          -3.94%          $22,837
          12/31/2000    1.98%     $22,902                           2.01%          $23,296
          01/31/2001    6.80%     $24,459                           5.99%          $24,692
          02/28/2001    1.38%     $24,797                           1.01%          $24,942
          03/31/2001   -3.19%     $24,006                          -1.99%          $24,446
          04/30/2001   -1.41%     $23,667                          -1.04%          $24,193
          05/31/2001    1.96%     $24,131                           2.00%          $24,677

Total Return                       141.31%                                          146.77%


8. Source: Credit Suisse First Boston. The CSFB High Yield Index is an unmanaged, trader-priced portfolio constructed to mirror the high yield debt market.

9. Effective 1/2/97, the Fund began offering Advisor Class shares, which do not have sales charges or Rule 12b-1 plans. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 1/2/97, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge and including the effect of the Class A Rule 12b-1 fees; and (b) for periods after 1/1/97, an actual Advisor Class figure is used reflecting a deduction of all charges and fees applicable to that class.


Past performance does not guarantee future results.


AVERAGE ANNUAL TOTAL RETURN

CLASS C                                                                 5/31/01
--------------------------------------------------------------------------------
1-Year                                                                    -1.01%

5-Year                                                                    +3.41%

Since Inception (5/16/95)                                                 +4.52%

AVERAGE ANNUAL TOTAL RETURN

ADVISOR CLASS(9)                                                         5/31/01
--------------------------------------------------------------------------------
1-Year                                                                   +1.86%

5-Year                                                                   +4.40%

10-Year                                                                  +9.21%

FRANKLIN HIGH INCOME TRUST
AGE HIGH INCOME FUND
Financial Highlights

                                                                                         CLASS A
                                                   --------------------------------------------------------------------------
                                                                                    YEAR ENDED MAY 31,
                                                   --------------------------------------------------------------------------
                                                       2001            2000           1999            1998           1997
                                                   --------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year                 $      2.30     $      2.69     $      2.98     $      2.90    $      2.79
                                                   --------------------------------------------------------------------------
Income from investment operations:
 Net investment income(a)                                  .23             .26             .26             .26            .26
 Net realized and unrealized gains (losses)               (.19)           (.39)           (.29)            .08            .11
                                                   --------------------------------------------------------------------------
Total from investment operations                           .04            (.13)           (.03)            .34            .37
                                                   --------------------------------------------------------------------------
Less distributions from net investment income             (.25)           (.26)           (.26)           (.26)          (.26)
                                                   --------------------------------------------------------------------------
Net asset value, end of year                       $      2.09     $      2.30     $      2.69     $      2.98    $      2.90
                                                   ==========================================================================

Total return(b)                                           1.73%          (5.01%)          (.74%)         12.32%         14.09%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's)                    $ 2,222,713     $ 2,442,432     $ 3,108,809     $ 3,236,134    $ 2,638,914
Ratios to average net assets:
 Expenses                                                  .76%            .74%            .72%            .70%           .71%
 Net investment income                                   10.30%          10.28%           9.40%           9.04%          9.31%
Portfolio turnover rate                                  21.37%          18.79%          27.55%          29.69%         20.01%


(a)   Based on average shares outstanding effective year ended May 31, 2000.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

FRANKLIN HIGH INCOME TRUST
AGE HIGH INCOME FUND
Financial Highlights (continued)

                                                                        CLASS B
                                                   -----------------------------------------------
                                                                   YEAR ENDED MAY 31,
                                                   -----------------------------------------------
                                                       2001              2000             1999(c)
                                                   -----------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year                 $      2.30        $     2.68        $     2.76
                                                   -----------------------------------------------
Income from investment operations:
 Net investment income(a)                                  .21               .24               .11
 Net realized and unrealized losses                       (.19)             (.37)             (.08)
                                                   -----------------------------------------------
Total from investment operations                           .02              (.13)              .03
                                                   -----------------------------------------------
Less distributions from net investment income             (.24)             (.25)             (.11)
                                                   -----------------------------------------------
Net asset value, end of year                       $      2.08        $     2.30        $     2.68
                                                   ===============================================

Total return(b)                                            .73%            (5.49%)            1.29%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's)                    $   119,496        $   69,565        $   26,095
Ratios to average net assets:
 Expenses                                                 1.27%             1.25%             1.24%(d)
 Net investment income                                    9.79%             9.85%             8.41%(d)
Portfolio turnover rate                                  21.37%            18.79%            27.55%

(a)   Based on average shares outstanding effective year ended May 31, 2000.

(b) Total return does not reflect contingent deferred sales charge, and is not annualized for periods less than one year.

(c)   For the period January 1, 1999 (effective date) to May 31, 1999.

(d)   Annualized

FRANKLIN HIGH INCOME TRUST
AGE HIGH INCOME FUND
Financial Highlights (continued)

                                                                                   CLASS C
                                                   ------------------------------------------------------------
                                                                             YEAR ENDED MAY 31,
                                                   ------------------------------------------------------------
                                                     2001         2000         1999         1998         1997
                                                   ------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year                 $   2.31     $   2.69     $   2.98     $   2.90     $   2.79
                                                   ------------------------------------------------------------
Income from investment operations:
 Net investment income(a)                               .22          .25          .25          .25          .25
 Net realized and unrealized gains (losses)            (.20)        (.38)        (.29)         .08          .11
                                                   ------------------------------------------------------------
Total from investment operations                        .02         (.13)        (.04)         .33          .36
                                                   ------------------------------------------------------------
Less distributions from net investment income          (.24)        (.25)        (.25)        (.25)        (.25)
                                                   ------------------------------------------------------------
Net asset value, end of year                       $   2.09     $   2.31     $   2.69     $   2.98     $   2.90
                                                   ============================================================
Total return(b)                                         .75%       (5.46%)       (.93%)      11.69%       13.41%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's)                    $172,959     $367,151     $487,196     $394,612     $151,073
Ratios to average net assets:
 Expenses                                              1.27%        1.25%        1.24%        1.23%        1.25%
 Net investment income                                 9.79%        9.76%        8.89%        8.51%        8.75%
Portfolio turnover rate                               21.37%       18.79%       27.55%       29.69%       20.01%

(a)   Based on average shares outstanding effective year ended May 31, 2000.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

FRANKLIN HIGH INCOME TRUST
AGE HIGH INCOME FUND
Financial Highlights (continued)

                                                                            ADVISOR CLASS
                                                   ------------------------------------------------------------
                                                                          YEAR ENDED MAY 31,
                                                   ------------------------------------------------------------
                                                     2001         2000        1999         1998       1997(c)
                                                   ------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year..............   $   2.30     $   2.69     $   2.98     $   2.90     $   2.90
                                                   ------------------------------------------------------------
Income from investment operations:
 Net investment income(a).......................        .23          .26          .27          .27          .12
 Net realized and unrealized gains (losses).....       (.19)        (.38)        (.29)         .08         (.01)
                                                   ------------------------------------------------------------
Total from investment operations................        .04         (.12)        (.02)         .35          .11
                                                   ------------------------------------------------------------
Less distributions from net investment income...       (.25)        (.27)        (.27)        (.27)        (.11)
                                                   ------------------------------------------------------------
Net asset value, end of year....................   $   2.09     $   2.30     $   2.69     $   2.98     $   2.90
                                                   ============================================================

Total return(b).................................       1.86%       (4.88%)       (.61%)      12.46%        3.94%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's).................   $ 22,041     $ 17,234     $ 39,354     $ 28,026     $  6,224
Ratios to average net assets:
 Expenses.......................................        .62%         .60%         .59%         .58%         .61%(d)
 Net investment income..........................      10.43%       10.29%        9.52%        9.17%        9.25%(d)
Portfolio turnover rate.........................      21.37%       18.79%       27.55%       29.69%       20.01%


(a)    Based on average shares outstanding effective year ended May 31, 2000.

(b)    Total return is not annualized for periods less than one year.

(c)    For the period January 2, 1997 (effective date) to May 31, 1997.

(d)    Annualized


                       See notes to financial statements.

FRANKLIN HIGH INCOME TRUST
AGE HIGH INCOME FUND

STATEMENT OF INVESTMENTS, MAY 31, 2001

                                                                                                       SHARES/
                                                                                                      WARRANTS/
                                                                                      COUNTRY          RIGHTS               VALUE
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS, WARRANTS AND RIGHTS 2.7%

(a)  COMMUNICATIONS .4%
     ICO Global Communications Holdings Ltd. ...................................   United States      2,105,368        $  6,652,963
     ICO Global Communications Holdings Ltd., wts., 5/16/06 ....................   United States            787                 846
     ICO Global Communications Holdings Ltd., wts., 5/16/06 ....................   United States        528,038              46,203
     International Wireless Communications Holdings Inc. .......................   United States      1,759,743           1,055,846
     Loral Orion Network Sys., wts., 1/15/07 ...................................   United States         35,300              79,425
     McCaw International Ltd., wts., 4/15/07 ...................................   United States         28,500             577,125
     Nextel Communications Inc., A .............................................   United States        128,674           2,048,490
     Occidente Y Caribe Celular SA, 144A, wts., 3/15/04 ........................     Colombia           152,660           1,526,600
     Poland Telecom Finance, 144A, wts., 12/01/07 ..............................      Poland             30,000                  30
                                                                                                                        -----------
                                                                                                                         11,987,528
                                                                                                                        -----------
     CONSUMER NON-DURABLES .4%
     R.J. Reynolds Tobacco Holdings Inc. .......................................   United States        170,000          10,111,600
                                                                                                                        -----------
(a)  CONSUMER SERVICES
     Jack in the Box Inc. ......................................................   United States         24,090             617,909
                                                                                                                        -----------
(a)  ENERGY MINERALS .2%
     Abraxas Petroleum Corp. ...................................................   United States      2,211,842           3,659,923
     McMoRan Exploration Co. ...................................................   United States         25,937             343,665
                                                                                                                        -----------
                                                                                                                          4,003,588
                                                                                                                        -----------
    GOVERNMENT BONDS
    United Mexican States, rts., 6/30/03 ......................................      Mexico           3,000,000              40,500
                                                                                                                        -----------
(a)  HEALTH SERVICES .6%
     Kindred Healthcare Inc. ...................................................   United States        246,736          10,116,176
     Kindred Healthcare Inc., wts., 4/20/06 ....................................   United States        335,658           5,034,870
     Kindred Healthcare Inc., wts., 4/20/06 ....................................   United States        134,263           2,148,208
                                                                                                                        -----------
                                                                                                                         17,299,254
                                                                                                                        -----------
     INDUSTRIAL SERVICES .3%
     Transocean Sedco Forex Inc., 144A, wts., 5/01/09 ..........................   United States         11,750           7,122,850
                                                                                                                        -----------
(a)  NON-ENERGY MINERALS
     Gulf States Steel Inc., wts., 4/15/03 .....................................   United States         27,800                  28
                                                                                                                        -----------
     PROCESS INDUSTRIES .7%
(a)  Darling International Inc. ................................................   United States        504,447             277,446
(a)  Gaylord Container Corp., wts., 11/01/02 ...................................   United States        232,762             290,953
(a,d)Purina Mills Inc. .........................................................   United States        837,578          16,374,650
     Walter Industries Inc. ....................................................   United States        189,505           2,160,357
                                                                                                                        -----------
                                                                                                                         19,103,406
                                                                                                                        -----------
(a)  PRODUCER MANUFACTURING
     Goss Holdings Inc., B .....................................................   United States        211,174               2,112
(d)  Harvard Industries Inc. ...................................................   United States        793,966             635,173
                                                                                                                        -----------
                                                                                                                            637,285
                                                                                                                        -----------

FRANKLIN HIGH INCOME TRUST
AGE HIGH INCOME FUND

STATEMENT OF INVESTMENTS, MAY 31, 2001 (CONT.)

                                                                                                         SHARES/
                                                                                                        WARRANTS/
                                                                                        COUNTRY          RIGHTS            VALUE
COMMON STOCKS, WARRANTS AND RIGHTS (CONT.)
-----------------------------------------------------------------------------------------------------------------------------------
(a) RETAIL TRADE .1%
    Penn Traffic Co. ..........................................................      United States        389,598        $ 2,283,044
                                                                                                                         -----------
    TOTAL COMMON STOCKS, WARRANTS AND RIGHTS (COST $158,056,928)                                                          73,206,992
                                                                                                                         -----------
    PREFERRED STOCKS 1.9%
(c) Asia Pulp & Paper Co. Ltd., 12.00%, pfd. ..................................        Indonesia           24,700            370,500
    Fresenius Medical Care Capital Trust, 7.875%, pfd. ........................      United States         24,000         23,730,000
    Fresenius Medical Care Capital Trust, 9.00%, pfd. .........................      United States         13,100         13,476,625
    Sinclair Capital, 11.625%, pfd. ...........................................      United States        147,000         13,726,125
                                                                                                                         -----------
    TOTAL PREFERRED STOCKS (COST $76,500,000)                                                                             51,303,250
                                                                                                                         -----------
    CONVERTIBLE PREFERRED STOCKS .8%
    UTILITIES .8%
    CMS Energy Trust I, 7.75%, cvt. pfd. (COST $26,500,000) .....................      United States        530,000       22,150,290
                                                                                                                         -----------
    PARTNERSHIP UNITS
(a) PROCESS INDUSTRIES
    Phosphate Resource Partners LP (COST $1,834,970) ............................      United States        415,000        1,265,750
                                                                                                                         -----------
                                                                                                         PRINCIPAL
                                                                                                           AMOUNT*
    BONDS 89.0%                                                                                          ----------
    COMMERCIAL SERVICES 2.0%
(c) AmeriServe Food Distribution Inc., senior note, 8.875%, 10/15/06 ............      United States   $ 16,150,000          222,063
(c) AmeriServe Food Distribution Inc., senior sub. note, 10.125%, 7/15/07 .......      United States     14,210,000          195,388
    Intertek Finance PLC, senior sub. note, B, 10.25%, 11/01/06 .................     United Kingdom      9,400,000        7,308,500
    Iron Mountain Inc., senior sub. note, 8.75%, 9/30/09 ........................      United States     16,650,000       17,066,250
    Iron Mountain Inc., senior sub. note, 8.25%, 7/01/11 ........................      United States      7,500,000        7,518,750
    Lamar Advertising Co., senior sub. note, 9.625%, 12/01/06 ...................      United States     20,000,000       20,950,000
                                                                                                                         -----------
                                                                                                                          53,260,951
                                                                                                                         -----------
    COMMUNICATIONS 22.1%
    Allegiance Telecom Inc., senior disc. note, B, zero cpn. to 2/15/03, 11.75%
     thereafter, 2/15/08 ........................................................      United States     22,000,000       13,750,000
    Allegiance Telecom Inc., senior note, 12.875%, 5/15/08 ......................      United States     20,500,000       19,065,000
    American Cellular Corp., senior note, 144A, 9.50%, 10/15/09 .................      United States      9,700,000        9,530,250
    American Cellular Corp., senior sub. note, 144A, 9.50%, 10/15/09 ............      United States     18,700,000       18,466,250
    American Tower Corp., senior note, 144A, 9.375%, 2/01/09 ....................      United States     20,000,000       19,750,000
    Arch Escrow Corp., senior note, 13.75%, 4/15/08 .............................      United States     14,500,000        3,117,500
    Asia Global Crossing Ltd., 13.375%, 10/15/10 ................................         Bermuda        21,000,000       20,580,000
    AT&T Wireless Group, senior note, 144A, 7.875%, 3/01/11 .....................      United States     27,000,000       27,292,356
    Call-Net Enterprises Inc., senior disc. note, zero cpn. to 5/15/04, 10.80%
     thereafter, 5/15/09 ........................................................         Canada         29,500,000        5,457,500
    Clearnet Communications Inc., senior disc. note, zero cpn. to 5/01/04,
     10.125% thereafter, 5/01/09 ................................................         Canada         48,250,000       42,460,000
    Crown Castle International Corp., senior disc. note, zero cpn. to 8/01/04,
     11.25% thereafter, 8/01/11 .................................................      United States     51,000,000       36,975,000

FRANKLIN HIGH INCOME TRUST
AGE HIGH INCOME FUND

STATEMENT OF INVESTMENTS, MAY 31, 2001 (CONT.)


                                                                                                         PRINCIPAL
                                                                                             COUNTRY      AMOUNT*        VALUE
----------------------------------------------------------------------------------------------------------------------------------
 BONDS (CONT.)
 COMMUNICATIONS (CONT.)
 Dobson/Sygnet Communications Co., senior note, 12.25%, 12/15/08 .............          United States  $34,250,000  $ 35,620,000
 Global Crossing Holdings Ltd., senior note, 9.50%, 11/15/09 .................             Bermuda      20,000,000    18,200,000
cIntelCom Group Inc., senior secured disc. note, zero cpn. to 5/01/01, 12.50%
  thereafter, 5/01/06 ........................................................          United States   32,500,000     3,575,000
 Intermedia Communications Inc., senior disc. note, B, zero cpn. to 7/15/02, 11.25%
  thereafter, 7/15/07 ........................................................          United States   37,500,000    33,375,000
 Intermedia Communications Inc., senior note, 9.50%, 3/01/09 .................          United States   10,000,000     9,975,000
cIridium LLC/CAP, senior note, D, 10.875%, 7/15/05 ...........................             Bermuda      17,000,000       765,000
 Level 3 Communications Inc., senior disc. note, zero cpn. to 12/01/03, 10.50%
  thereafter 2/01/08 .........................................................          United States   38,000,000    15,390,000
 Loral Space and Communications Ltd., senior disc. note, zero cpn. to 1/15/02,
  12.50% thereafter, 1/15/07 .................................................          United States   35,300,000    12,178,500
 McLeodUSA Inc., senior disc. note, zero cpn. to 3/01/02, 10.50% thereafter, 3/01/07    United States   10,000,000     6,500,000
 McLeodUSA Inc., senior note, 9.50%, 11/01/08 ................................          United States   16,000,000    10,960,000
 McLeodUSA Inc., senior note, 11.375%, 1/01/09 ...............................          United States    6,000,000     4,530,000
cMetrocall Inc., senior sub. note, 9.75%, 11/01/07 ...........................          United States   31,000,000     1,705,000
cMetrocall Inc., senior sub. note, 11.00%, 9/15/08 ...........................          United States   10,000,000       550,000
 Millicom International Cellular SA, senior disc. note, zero cpn. to 6/01/01, 13.50%
  thereafter, 6/01/06 ........................................................            Luxembourg    32,300,000    29,877,500
 Nextel Communications Inc., senior disc. note, zero cpn. to 10/31/02, 9.75%
  thereafter, 10/31/07 .......................................................          United States   35,500,000    24,228,750
 Nextel Communications, senior note, 144A, 9.50%, 2/01/11 ....................          United States    5,000,000     4,050,000
 Nextel International Inc., senior disc. note, zero cpn. to 4/15/03, 12.125%
  thereafter, 4/15/08 ........................................................          United States   20,000,000     7,300,000
 Nextel International Inc., senior note, 12.75%, 8/01/10 .....................          United States   25,200,000    12,726,000
 Nextel Partners Inc., senior disc. note, zero cpn. to 2/01/04, 14.00%
  thereafter, 2/01/09 ........................................................          United States   15,600,000     9,711,000
 Nextel Partners Inc., senior note, 11.00%, 3/15/10 ..........................          United States    7,300,000     6,296,250
 Nextel Partners Inc., senior note, 11.00%, 3/15/10 ..........................          United States    5,300,000     4,571,250
cPoland Telecom Finance, B, 14.00%, 12/01/07 .................................             Poland       30,000,000       450,000
cRSL Communications PLC, senior disc. note, zero cpn. to 3/01/03, 10.125%
  thereafter, 3/01/08 ........................................................          United Kingdom  44,500,000       723,125
cRSL Communications PLC, senior note, 12.00%, 11/01/08 .......................          United Kingdom   6,250,000       148,438
 Spectrasite Holdings Inc., senior disc. note, zero cpn. to 4/15/04, 11.25%
  thereafter, 4/15/09 ........................................................          United States   20,500,000    10,147,500
 Spectrasite Holdings Inc., senior disc. note, zero cpn. to 3/15/05, 12.875%
  thereafter, 3/15/10 ........................................................          United States   35,000,000    16,275,000
 Time Warner Telecom Inc., senior note, 10.125%, 2/01/11 .....................          United States    6,000,000     5,895,000
 Triton PCS Inc., senior sub note, 144A, 9.375%, 2/01/11 .....................          United States   11,900,000    11,870,250
 Triton PCS Inc., sub. disc. note, zero cpn. to 5/01/03, 11.00% thereafter, 5/01/08     United States   25,000,000    20,593,750
 VoiceStream Wireless Corp., senior disc. note, zero cpn. to 11/15/04, 11.875%
  thereafter, 11/15/09 .......................................................          United States   29,750,000    24,134,688
 Williams Communications Group Inc., senior note, 10.875%, 10/01/09 ..........          United States   32,500,000    18,037,500
 Williams Communications Group Inc., senior note, 144A, 11.875%, 8/01/10 .....          United States   10,300,000     5,742,250

FRANKLIN HIGH INCOME TRUST
AGE HIGH INCOME FUND

STATEMENT OF INVESTMENTS, MAY 31, 2001 (CONT.)


                                                                                                          PRINCIPAL
                                                                                             COUNTRY       AMOUNT*         VALUE
----------------------------------------------------------------------------------------------------------------------------------
 BONDS (CONT.)
 COMMUNICATIONS (CONT.)
 XO Communications Inc., senior disc. note, zero cpn. to 4/15/03, 9.45%
  thereafter, 4/15/08 .........................................................         United States  $ 20,250,000    $ 5,366,250
 XO Communications Inc., senior note, 9.625%, 10/01/07 ........................         United States    17,350,000      7,373,750
 XO Communications Inc., senior note, 9.00%, 3/15/08 ..........................         United States    18,150,000      7,169,250
                                                                                                                       -----------
                                                                                                                       602,454,857
                                                                                                                       -----------
 CONSUMER DURABLES 1.3%
 Dura Operating Corp., senior sub. note, B, 9.00%, 5/01/09 ....................         United States    11,000,000     10,532,500
 Sealy Mattress Co., senior disc. note, B, zero cpn. to 12/15/02, 10.875%
  thereafter, 12/15/07 ........................................................         United States    10,200,000      8,619,000
 Sealy Mattress Co., senior sub. note, B, 9.875%, 12/15/07 ....................         United States     6,800,000      6,868,000
 Westpoint Stevens Inc., senior note, 7.875%, 6/15/08 .........................         United States    17,500,000      8,575,000
                                                                                                                       -----------
                                                                                                                        34,594,500
                                                                                                                       -----------
 CONSUMER NON-DURABLES 2.0%
 Agrilink Foods Inc., senior sub. note, 11.875%, 11/01/08 .....................         United States    17,000,000     15,385,000
 Del Monte Corp., senior sub. note, 144A, 9.25%, 5/15/11 ......................         United States     4,400,000      4,521,000
 Hartmarx Corp., senior sub. note, 10.875%, 1/15/02 ...........................         United States     5,900,000      5,900,000
 Playtex Products Inc., senior sub. note, 144A, 9.375%, 6/01/11 ...............         United States     3,100,000      3,189,125
 Revlon Consumer Products Corp., senior sub. note, 8.625%, 2/01/08 ............         United States    42,000,000     22,470,000
cSpecialty Retailers Inc., senior note, B, 8.50%, 7/15/05 .....................         United States     7,250,000      1,413,750
cSpecialty Retailers Inc., senior sub. note, B, 9.00%, 7/15/07 ................         United States     5,000,000         25,000
cStyling Technology Corp., senior sub. note, 10.875%, 7/01/08 .................         United States    22,000,000        330,000
                                                                                                                       -----------
                                                                                                                        53,333,875
 CONSUMER SERVICES 23.2%
 Adelphia Communications Corp., senior note, 10.875%, 10/01/10 ................         United States    27,500,000     29,150,000
 Advantica Restaurant Group Inc., senior note, 11.25%, 1/15/08 ................         United States    13,896,030      8,685,019
cAMF Bowling Worldwide Inc., senior disc. note, B, zero cpn. to 3/15/01, 12.25%
  thereafter, 3/15/06 .........................................................         United States     9,951,000        447,795
 AMFM Inc., senior note, 8.00%, 11/01/08 ......................................         United States    23,500,000     24,381,250
 AMFM Inc., senior sub. note, B, 8.75%, 6/15/07 ...............................         United States    15,000,000     15,731,250
 Ascent Entertainment Group Inc., senior disc. note, zero cpn. to 12/15/02, 11.875%
  thereafter, 12/15/04 ........................................................         United States    19,500,000     17,647,500
 Aztar Corp., senior sub. note, 8.875%, 5/15/07 ...............................         United States    19,000,000     19,332,500
 Benedek Communications Corp., senior disc. note, zero cpn. to 5/15/01, 13.25%
  thereafter, 5/15/06 .........................................................         United States    24,500,000     14,087,500
 Callahan Nordrhein-Westfalen, senior disc. note, 144A, zero cpn. to 7/15/05, 16.00%
  thereafter, 07/15/10, .......................................................           Germany       43,000,000     20,425,000
 Canwest Media Inc., senior sub. note, 144A, 10.625%, 5/15/11 .................            Canada        15,600,000     16,009,500
 Charter Communications Holdings LLC, senior disc. note, zero cpn. to 1/15/06,
  13.50% thereafter, 01/15/11 .................................................         United States    15,500,000      9,881,250
 Charter Communications Holdings LLC, senior disc. note, zero cpn. to 4/01/04,
  9.92% thereafter, 4/01/11 ...................................................         United States    44,000,000     30,910,000
 Choctaw Resort Development Enterprise, senior note, 144A, 9.25%, 4/01/09 .....         United States    11,500,000     11,902,500
 CKE Restaurants Inc., senior sub. note, 9.125%, 5/01/09 ......................         United States    19,500,000     11,407,500

FRANKLIN HIGH INCOME TRUST
AGE HIGH INCOME FUND

STATEMENT OF INVESTMENTS, MAY 31, 2001 (CONT.)


                                                                                                      PRINCIPAL
                                                                                        COUNTRY        AMOUNT*           VALUE
-----------------------------------------------------------------------------------------------------------------------------------
 BONDS (CONT.)
 CONSUMER SERVICES (CONT.)
 CSC Holdings Inc., senior sub. deb., 10.50%, 5/15/16 .........................      United States   $ 20,000,000    $  22,100,000
 CSC Holdings Inc., senior sub. deb., 9.875%, 4/01/23 .........................      United States      5,000,000        5,337,500
 Diamond Cable Communication Co., senior disc. note, zero cpn. to 2/15/02, 10.75%
  thereafter, 2/15/07 .........................................................     United Kingdom      7,850,000        5,338,000
 Diamond Holdings PLC, senior note, 9.125%, 2/01/08 ...........................     United Kingdom     10,600,000        7,791,000
 EchoStar Broadband Corp., senior note, 10.375%, 10/01/07 .....................      United States     30,000,000       30,825,000
cFamily Restaurant Inc., senior note, 9.75%, 2/01/02 ..........................      United States     10,850,000        1,342,688
 Fox/Liberty Networks LLC, senior disc. note, zero cpn. to 8/15/02, 9.75%
  thereafter, 8/15/07 .........................................................      United States     22,650,000       21,630,750
 Granite Broadcasting Corp., senior sub. note, A, 10.375%, 5/15/05 ............      United States      6,494,000        4,253,570
 Harrah's Operating Co. Inc., senior sub. note, 7.875%, 12/15/05 ..............      United States     15,250,000       15,516,875
 Hollinger International Publishing Inc., senior sub. note, 9.25%, 2/01/06 ....      United States      6,400,000        6,592,000
 Hollinger International Publishing Inc., senior sub. note, 9.25%, 3/15/07 ....      United States     12,800,000       13,184,000
 Horseshoe Gaming Holding Corp., senior sub. note, 8.625%, 5/15/09 ............      United States     30,200,000       30,804,000
 LIN Holdings Corp., senior disc. note, zero cpn. to 3/01/03, 10.00%
   thereafter, 3/01/08 ........................................................      United States     17,300,000       13,753,500
 Mandalay Resort Group, senior note, 9.50%, 8/01/08 ...........................      United States      5,900,000        6,283,500
 Mandalay Resort Group, senior sub. note, 10.25%, 8/01/07 .....................      United States     14,600,000       15,585,500
 NTL Inc., senior note, zero cpn. to 4/01/03, 9.75% thereafter, 4/01/08 .......      United States     50,000,000       26,125,000
 Premier Parks Inc., senior disc. note, zero cpn. to 4/01/03, 10.00%
   thereafter, 4/01/08 ........................................................      United States      8,000,000        6,710,000
 Premier Parks Inc., senior note, 9.25%, 4/01/06 ..............................      United States      8,000,000        8,270,000
 Premier Parks Inc., senior note, 9.75%, 6/15/07 ..............................      United States     22,500,000       23,428,125
 Prime Hospitality Corp., senior sub. note, B, 9.75%, 4/01/07 .................      United States     23,200,000       23,664,000
 Protection One Alarm Monitoring Inc., senior sub. note, 144A, 8.125%, 1/15/09       United States     11,900,000        6,366,500
cRegal Cinemas Inc., senior sub. note, 9.50%, 6/01/08 .........................      United States     29,650,000        5,930,000
 Sinclair Broadcast Group Inc., senior sub. note, 10.00%, 9/30/05 .............      United States     14,400,000       14,616,000
 Station Casinos Inc., senior note, 144A, 8.375%, 2/15/08 .....................      United States     15,000,000       15,206,250
 Station Casinos Inc., senior sub. note, 9.875%, 7/01/10 ......................      United States     15,000,000       15,731,250
 Telewest Communications PLC, senior disc. note, zero cpn. to 4/15/04, 9.25%
  thereafter, 4/15/09 .........................................................     United Kingdom     14,750,000        8,149,375
 Telewest Communications PLC, senior disc. note, zero cpn. to 2/01/05, 11.375%
  thereafter, 2/01/10 .........................................................     United Kingdom     28,000,000       15,400,000
 Telewest Communications PLC, senior note, 11.25%, 11/01/08 ...................     United Kingdom      4,000,000        4,020,000
 United Pan-Europe Communications NV, senior disc. note, zero cpn. to 8/01/04,
  12.50% thereafter, 8/01/09 ..................................................       Netherlands      37,300,000        9,884,500
 Young Broadcasting Inc., senior sub. note, 144A, 10.00%, 3/01/11 .............      United States     19,000,000       19,095,000
                                                                                                                       ------------
                                                                                                                       632,932,447
                                                                                                                       ------------
 ELECTRONIC TECHNOLOGY 3.6%
 Alliant Techsystems Inc., senior sub. note, 144A, 8.50%, 5/15/11 .............      United States      6,900,000        7,003,500
 Amkor Technology Inc., senior note, 9.25%, 5/01/06 ...........................      United States     30,000,000       28,950,000
 Fairchild Semiconductor Corp., senior sub. note, 144A, 10.50%, 2/01/09 .......      United States     15,400,000       15,477,000
 Flextronics International Ltd., senior sub. note, 9.875%, 7/01/10 ............        Singapore        5,300,000        5,366,250

FRANKLIN HIGH INCOME TRUST
AGE HIGH INCOME FUND

STATEMENT OF INVESTMENTS, MAY 31, 2001 (CONT.)


                                                                                                   PRINCIPAL
                                                                                  COUNTRY            AMOUNT*             VALUE
----------------------------------------------------------------------------------------------------------------------------------
   BONDS (CONT.)
   ELECTRONIC TECHNOLOGY (CONT.)
   L-3 Communications Holdings Inc., senior sub. note, 10.375%, 5/01/07 ....... United States     $   5,400,000     $    5,764,500
   SCG Holding and Semiconductor Co., senior sub. note, 12.00%, 8/01/09 ....... United States        18,951,000         15,160,800
   Telecommun Techniques Co., senior sub. note, 9.75%, 5/15/08 ................ United States        24,000,000         20,160,000
                                                                                                                      ------------
                                                                                                                        97,882,050
                                                                                                                      ------------
   ENERGY MINERALS 2.9%
(c)AEI Resources Inc., senior sub. note, 144A, 11.50%, 12/15/06 ............... United States        20,000,000          4,100,000
   Bellwether Exploration Co., senior sub. note, 10.875%, 4/01/07 ............. United States         5,000,000          5,125,000
   Conproca SA, S.F., senior secured note, 144A, 12.00%, 6/16/10 ..............    Mexico            23,300,000         26,620,250
   P&L Coal Holdings Corp., senior note, B, 8.875%, 5/15/08 ................... United States         7,000,000          7,490,000
   P&L Coal Holdings Corp., senior sub. note, B, 9.625%, 5/15/08 .............. United States        33,000,000         35,310,000
                                                                                                                      ------------
                                                                                                                        78,645,250
                                                                                                                      ------------
   FINANCE 2.1%
   Sovereign Bancorp Inc., senior note, 10.50%, 11/15/06 ...................... United States        23,000,000         25,472,500
   Willis Corroon Corp., senior sub. note, 9.00%, 2/01/09 ..................... United States        30,000,000         30,450,000
                                                                                                                      ------------
                                                                                                                        55,922,500
                                                                                                                      ------------
   HEALTH SERVICES 3.1%
   Alliance Imaging, senior sub. note, 144A, 10.375%, 4/15/11 ................. United States         9,000,000          9,315,000
   Davita Inc., first mortgage, 9.25%, 4/15/11 ................................ United States         4,700,000          4,911,500
   HCA-The Healthcare Co., 8.75%, 9/01/10 ..................................... United States        11,200,000         11,984,000
   Iasis Healthcare Corp., senior sub. note, 144A, 13.00%, 10/15/09 ........... United States        20,000,000         20,100,000
   Magellan Health Services Inc., senior sub. note, 9.00%, 2/15/08 ............ United States        20,000,000         19,050,000
   Magellan Health Services Inc., senior sub. note, 144A, 9.375%, 11/15/07 .... United States         8,400,000          8,547,000
   Triad Hospitals Inc., senior note, 144A, 8.75%, 5/01/09 .................... United States        11,900,000         12,271,875
                                                                                                                      ------------
                                                                                                                        86,179,375
                                                                                                                      ------------
   INDUSTRIAL SERVICES 4.8%
   Allied Waste North America Inc., senior note, B, 7.875%, 1/01/09 ........... United States        24,000,000         23,580,000
   Allied Waste North America Inc., senior sub. note, B, 10.00%, 8/01/09 ...... United States        10,000,000         10,375,000
   Great Lakes Dredge & Dock Corp., senior sub. note, 11.25%, 8/15/08 ......... United States         4,750,000          4,773,750
   Great Lakes Dredge & Dock Corp., senior sub. note, 144A, 11.25%, 8/15/08 ... United States         3,800,000          3,819,000
   Key Energy Services Inc., senior sub. note, 14.00%, 1/15/09 ................ United States        30,000,000         35,175,000
   R & B Falcon Corp., senior note, 9.50%, 12/15/08 ........................... United States         7,400,000          8,597,771
(c)Safety Kleen Services, senior sub. note, 9.25%, 6/01/08 .................... United States        10,000,000            250,000
   Universal Compression Inc., senior disc. note, zero cpn. to 2/15/03, 9.875%
    thereafter, 2/15/08 ....................................................... United States        31,800,000         28,620,000
   URS Corp., senior sub. note, 12.25%, 5/01/09 ............................... United States        16,500,000         16,912,500
                                                                                                                      ------------
                                                                                                                       132,103,021
                                                                                                                      ------------

FRANKLIN HIGH INCOME TRUST
AGE HIGH INCOME FUND

STATEMENT OF INVESTMENTS, MAY 31, 2001 (CONT.)


                                                                                                       PRINCIPAL
                                                                                     COUNTRY             AMOUNT*            VALUE
------------------------------------------------------------------------------------------------------------------------------------
   BONDS (CONT.)
   NON-ENERGY MINERALS .4%
   Century Aluminum Co., senior sub. note, 144A, 11.75%, 4/15/08 ................  United States       8,000,000      $    8,600,000
   Sheffield Steel Corp., first mortgage, B, 11.50%, 12/01/05 ...................  United States       8,000,000           2,040,000
                                                                                                                      --------------
                                                                                                                          10,640,000
                                                                                                                      --------------
   PROCESS INDUSTRIES 7.2%
   Anchor Glass, first mortgage, 11.25%, 4/01/05 ................................  United States      23,700,000          18,604,500
   Anchor Glass Container, senior note, 9.875%, 3/15/08 .........................  United States      17,300,000           8,736,500
   Avecia Group PLC, senior note, 11.00%, 7/01/09 ............................... United Kingdom      33,000,000          35,145,000
   Bear Island Paper Co. LLC, senior note, B, 10.00%, 12/01/07 ..................  United States      11,700,000          11,115,000
   Climachem Inc., senior sub. note, B, 10.75%, 12/01/07 ........................  United States       7,500,000           2,887,500
   Equistar Chemicals LP, senior note, 8.75%, 2/15/09 ...........................  United States      20,000,000          19,570,000
   FiberMark Inc., senior note, 144A, 10.75%, 4/15/11 ...........................  United States      17,000,000          17,340,000
   Four M Corp., senior note, B, 12.00%, 6/01/06 ................................  United States       7,400,000           7,307,500
   Graham Packaging Co., senior disc. note, B, zero cpn. to 1/15/03, 10.75%
    thereafter, 1/15/09 .........................................................  United States       5,600,000           2,513,000
   Graham Packaging Co., senior sub. note, B, 8.75%, 1/15/08 ....................  United States       6,600,000           5,049,000
   Huntsman ICI Chemicals LLC, senior disc. note, zero cpn., 12/31/09 ...........  United States      76,130,000          23,980,950
   Lyondell Chemical Co., senior secured note, 9.875%, 5/01/07 ..................  United States       9,000,000           9,337,500
   Lyondell Chemical Co., senior sub. note, 10.875%, 5/01/09 ....................  United States       2,400,000           2,472,000
   PMD Group Inc., 144A, senior sub. note, 11.00%, 2/28/11 ......................  United States       4,800,000           4,968,000
(c)Pindo Deli Finance Mauritius, senior note, 11.75%, 10/01/17 ..................    Indonesia        30,900,000           3,785,250
(c)Polysindo International Finance Co. BV, secured note, 9.375%, 7/30/07 ........    Indonesia        27,750,000           2,844,375
   Radnor Holdings Inc., senior note, 10.00%, 12/01/03 ..........................  United States       6,250,000           5,093,750
   Terra Industries Inc., senior note, B, 10.50%, 6/15/05 .......................  United States      15,000,000          12,768,750
(c)Tjiwi Kimia Finance Mauritius, senior note, 10.00%, 8/01/04 ..................    Indonesia        11,000,000           1,787,500
                                                                                                                      --------------
                                                                                                                         195,306,075
                                                                                                                      --------------
   PRODUCER MANUFACTURING 4.4%
   Advanced Accessory Systems, senior sub. note, B, 9.75%, 10/01/07 .............  United States       8,000,000           4,600,000
   Airxcel Inc., senior sub. note, B, 11.00%, 11/15/07 ..........................  United States      13,500,000           6,817,500
   American Axle & Manufacturing Inc., senior sub. note, 9.75%, 3/01/09 .........  United States      20,000,000          20,300,000
(c)Cambridge Industries Inc., senior sub. note, B, 10.25%, 07/15/2007 ...........  United States       4,700,000             587,500
   Goss Graphic Systems Inc., senior sub. note, PIK, 12.25%, 11/19/05 ...........  United States       9,053,899             769,581
   Neenah Corp., senior sub. note, B, 11.125%, 5/01/07 ..........................  United States       6,100,000           3,202,500
   Neenah Corp., senior sub. note, F, 11.125%, 5/01/07 ..........................  United States       6,100,000           3,202,500
   Nortek Inc., senior note, 8.875%, 8/01/08 ....................................  United States       8,000,000           7,760,000
   Nortek Inc., senior note, B, 9.125%, 9/01/07 .................................  United States      19,200,000          18,960,000
   Oshkosh Truck Corp., senior sub. note, 8.75%, 3/01/08 ........................  United States       4,450,000           4,483,375
(c)Talon Automotive Group Inc., senior sub. note, B, 9.625%, 5/01/08 ............  United States      20,850,000             286,688
   Tenneco Automotive Inc., senior sub. note, 11.625%, 10/15/09 .................  United States      30,000,000          14,400,000
   Terex Corp., senior sub. note, 8.875%, 4/01/08 ...............................  United States      24,750,000          24,007,500
   Terex Corp., senior sub. note, D, 8.875%, 4/01/08 ............................  United States       9,500,000           9,215,000
   Thermadyne Holdings Corp., senior sub. note, 10.75%, 11/01/03 ................  United States      19,781,000             989,050
                                                                                                                      --------------
                                                                                                                         119,581,194
                                                                                                                      --------------

FRANKLIN HIGH INCOME TRUST
AGE HIGH INCOME FUND

STATEMENT OF INVESTMENTS, MAY 31, 2001 (CONT.)


                                                                                                      PRINCIPAL
                                                                                       COUNTRY          AMOUNT*             VALUE
----------------------------------------------------------------------------------------------------------------------------------
BONDS (CONT.)
   REAL ESTATE 1.7%
   HMH Properties Inc., senior secured note, B, 7.875%, 8/01/08 .................   United States   $ 11,000,000        $ 10,752,500
   Lodgian Finance Corp, senior sub. note, 12.25%, 7/15/09 ......................   United States     34,250,000          22,433,750
   Meristar Hospitality Corp., senior note, 144A, 9.00%, 1/15/08 ................   United States     14,500,000          14,790,000
                                                                                                                        ------------
                                                                                                                          47,976,250
                                                                                                                        ------------
   RETAIL TRADE .1%
   Pueblo Xtra International, senior note, 9.50%, 8/01/03 .......................   United States      9,500,000           1,710,000
   Pueblo Xtra International, senior note, C, 9.50%, 8/01/03 ....................   United States      5,000,000             900,000
                                                                                                                        ------------
                                                                                                                           2,610,000
                                                                                                                        ------------
   TECHNOLOGY SERVICES .3%
(c)Anacomp Inc., senior sub. note, D, 10.875%, 4/01/04 ..........................   United States     28,200,000           5,076,000
   PSINet Inc., senior note, 10.50%, 12/01/06 ...................................   United States     11,500,000           1,150,000
   PSINet Inc., senior note, 11.00%, 8/01/09 ....................................   United States     27,250,000           2,725,000
                                                                                                                        ------------
                                                                                                                           8,951,000
                                                                                                                        ------------
   TRANSPORTATION 4.2%
   Gearbulk Holding Ltd., senior note, 11.25%, 12/01/04 .........................      Bermuda        19,000,000          19,285,000
   GS Superhighway Holdings Ltd., senior note, 10.25%, 8/15/07 ..................       China         35,000,000          32,375,000
   Sea Containers Ltd., senior note, 10.75%, 10/15/06 ...........................   United States     19,700,000          13,100,500
   Ultrapetrol Ltd., first mortgage, 10.50%, 4/01/08 ............................   United States     34,000,000          29,750,000
   United Air Lines Inc., S.F., pass-through equipment trust, B-2, 9.06%, 9/26/14   United States     20,422,000          19,869,000
                                                                                                                        ------------
                                                                                                                         114,379,500
                                                                                                                        ------------
   UTILITIES 3.6%
   Calpine Corp., senior note, 8.625%, 8/15/10 ..................................   United States     23,700,000          23,732,919
   Calpine Corp., senior note, 8.50%, 2/15/11 ...................................   United States     15,000,000          14,896,095
   Edison Mission, senior sub. note, 144A, 9.875%, 4/15/11 ......................   United States     20,000,000          19,445,260
   ESCOM, E168, utility deb., 11.00%, 6/01/08 ...................................   South Africa     108,800,000  ZAR     12,757,732
   ESI Tractebel Acq. Corp., secured notes, 7.99%, 12/30/11 .....................   United States      8,000,000           7,640,000
   Midland Cogeneration Venture, S.F., senior lease obligation, A, 11.75%, 7/23/05  United States      4,500,000           4,954,045
   Midland Cogeneration Venture, S.F., senior lease obligation, B, 13.25%, 7/23/06  United States     11,500,000          13,438,460
                                                                                                                        ------------
                                                                                                                          96,864,511
                                                                                                                        ------------
   TOTAL BONDS (COST $3,216,754,989)                                                                                   2,423,617,356

   CONVERTIBLE BONDS .2%
   COMMUNICATIONS .2%
   Level 3 Communications Inc., cvt., 6.00%, 3/15/10 (COST $14,137,123) .........   United States     17,500,000           5,818,750
                                                                                                                        ------------

FRANKLIN HIGH INCOME TRUST
AGE HIGH INCOME FUND

STATEMENT OF INVESTMENTS, MAY 31, 2001 (CONT.)


                                                                                          PRINCIPAL
                                                                                           AMOUNT*                 VALUE
-----------------------------------------------------------------------------------------------------------------------------
(b)REPURCHASE AGREEMENT 3.9%
 Joint Repurchase Agreement, 4.092%, 6/01/01, (Maturity Value $107,039,152)
  (COST $107,026,985)                                                                 $ 107,026,985         $  107,026,985
   ABN Amro Inc.
   Banc of America Securities LLC
   Barclays Capital Inc.
   Bear, Stearns & Co. Inc.
   BMO Nesbitt Burns Corp.
   BNP Securities Corp.
   Deutsche Banc Alex. Brown Inc.
   Dresdner Kleinwort Benson, North America LLC
   Goldman, Sachs & Co.
   Lehman Brothers Inc.
   Morgan Stanley & Co. Inc.
   Paribas Capital Markets
   Societe Generale
   UBS Warburg LLC
    Collateralized by U.S. Treasury Bills, Notes, and Bonds, and U.S. Government
     Agency Securities
                                                                                                            --------------
 TOTAL INVESTMENTS (COST $3,600,810,995) 98.5% ................................                              2,684,389,373
 OTHER ASSETS, LESS LIABILITIES 1.5% ..........................................                                 41,900,179
                                                                                                            --------------
 NET ASSETS 100.0% ............................................................                             $2,726,289,552
                                                                                                            --------------
CURRENCY ABBREVIATIONS
ZAR - South African Rand







*The principal amount is stated in U.S. dollars unless otherwise indicated.

(a)Non-income producing

(b)Investment is through participation in a joint account with other funds managed by the investment advisor. At May 31, 2001, all repurchase agreements held by the Fund had been entered into on that date.

(c)See Note 6 regarding defaulted securities.

(d)The Investment Company Act of 1940 defines affiliated companies as investments in portfolio companies in which the fund owns 5% or more of the outstanding voting securities. Investments in affiliated companies at May 31, 2001 were $17,009,823.



                       See notes to financial statements.

FRANKLIN HIGH INCOME TRUST
AGE HIGH INCOME FUND
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
MAY 31, 2001




Assets:
 Investments in securities:
  Cost .................................................... $3,600,810,995
                                                            ===============
  Value ...................................................  2,684,389,373
 Receivables:
  Investment securities sold ..............................      1,481,448
  Capital shares sold .....................................      7,102,510
  Dividends and interest ..................................     50,648,494
                                                            ---------------
      Total assets ........................................  2,743,621,825
                                                            ---------------
Liabilities:
 Payables:
  Investment securities purchased .........................      9,710,778
  Capital shares redeemed .................................      4,910,966
  Affiliates ..............................................      1,825,267
  Shareholders ............................................        443,763
 Other liabilities ........................................        441,499
                                                            ---------------
      Total liabilities ...................................     17,332,273
                                                            ---------------
       Net assets, at value ............................... $2,726,289,552
                                                            ===============
Net assets consist of:
 Undistributed net investment income ...................... $  (18,556,839)
 Net unrealized depreciation ..............................   (916,367,541)
 Accumulated net realized loss ............................   (206,065,280)
 Capital shares ...........................................  3,867,279,212
                                                            ---------------
       Net assets, at value ............................... $2,726,289,552
                                                            ===============


                       See notes to financial statements.

FRANKLIN HIGH INCOME TRUST
AGE HIGH INCOME FUND
Financial Statements (continued)

STATEMENT OF ASSETS AND LIABILITIES (CONT.)
MAY 31, 2001


CLASS A:
 Net assets, at value .........................................................  $2,222,712,567
                                                                                 --------------
 Shares outstanding ...........................................................   1,065,073,938
                                                                                 --------------
 Net asset value per share(a) .................................................           $2.09
                                                                                 --------------
 Maximum offering price per share (net asset value per share / 95.75%) ........           $2.18
                                                                                 --------------
CLASS B:
 Net assets, at value .........................................................  $  119,496,350
                                                                                 --------------
 Shares outstanding ...........................................................      57,349,183
                                                                                 --------------
 Net asset value and maximum offering price per share(a) ......................           $2.08
                                                                                 --------------
CLASS C:
 Net assets, at value .........................................................  $  362,040,042
                                                                                 --------------
 Shares outstanding ...........................................................     172,959,459
                                                                                 --------------
 Net asset value per share(a) .................................................           $2.09
                                                                                 --------------
 Maximum offering price per share (net asset value per share / 99.00%) ........           $2.11
                                                                                 --------------
ADVISOR CLASS:
 Net assets, at value .........................................................  $   22,040,593
                                                                                 --------------
 Shares outstanding ...........................................................      10,549,070
                                                                                 --------------
 Net asset value and maximum offering price per share .........................           $2.09
                                                                                 --------------






(a)Redemption price is equal to net asset value less any applicable contingent deferred sales charge.

                       See notes to financial statements.

FRANKLIN HIGH INCOME TRUST
AGE HIGH INCOME FUND

Financial Statements (continued)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED MAY 31, 2001


Investment income:
 Dividends ....................................................................   $   6,521,492
 Interest .....................................................................     301,162,669
                                                                                  -------------
      Total investment income .................................................     307,684,161
                                                                                  -------------
Expenses:
 Management fees (Note 3) .....................................................      12,736,285
 Distribution fees (Note 3)
  Class A .....................................................................       3,199,080
  Class B .....................................................................         596,374
  Class C .....................................................................       2,298,011
 Transfer agent fees (Note 3) .................................................       3,722,069
 Custodian fees ...............................................................          33,413
 Reports to shareholders ......................................................         155,077
 Registration and filing fees .................................................         137,242
 Professional fees (Note 3) ...................................................         204,424
 Trustees' fees and expenses ..................................................          58,058
 Other ........................................................................          78,531
                                                                                  -------------
      Total expenses ..........................................................      23,218,564
                                                                                  -------------
       Net investment income ..................................................     284,465,597
                                                                                  -------------
Realized and unrealized gains (losses):
Net realized loss from:
  Investments .................................................................     (94,839,108)
  Foreign currency transactions ...............................................        (142,148)
                                                                                  -------------
      Net realized loss .......................................................     (94,981,256)

Net unrealized appreciation (depreciation) on:
  Investments .................................................................    (149,770,900)
  Translation of assets and liabilities denominated in foreign currencies .....          54,262
                                                                                  -------------
      Net unrealized depreciation .............................................    (149,716,638)
                                                                                  -------------
Net realized and unrealized loss ..............................................    (244,697,894)
                                                                                  -------------
Net increase in net assets resulting from operations ..........................   $  39,767,703
                                                                                  =============




                       See notes to financial statements.

FRANKLIN HIGH INCOME TRUST
AGE HIGH INCOME FUND

Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED MAY 31, 2001 AND 2000

                                                                                2001               2000
                                                                         ----------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ..............................................      $284,465,597       $342,227,963
  Net realized loss from investments and foreign currency transactions       (94,981,256)       (85,008,346)
  Net unrealized depreciation on investments and translation of
  assets and liabilities denominated in foreign currencies ...........      (149,716,638)      (420,267,660)
                                                                         ----------------------------------
      Net increase (decrease) in net assets resulting from operations         39,767,703       (163,048,043)
 Distributions to shareholders from:
  Net investment income:
   Class A ...........................................................      (260,710,882)      (297,771,870)
   Class B ...........................................................        (9,711,687)        (5,227,817)
   Class C ...........................................................       (38,176,951)       (43,745,502)
   Advisor Class .....................................................        (2,561,409)        (4,338,546)
                                                                         ----------------------------------
 Total distributions to shareholders .................................      (311,160,929)      (351,083,735)

 Capital share transactions: (Note 2)
   Class A ...........................................................         4,890,760       (233,459,046)
   Class B ...........................................................        59,181,132         51,873,634
   Class C ...........................................................        29,998,866        (53,256,052)
   Advisor Class .....................................................         7,230,325        (16,099,369)
                                                                         ==================================
 Total capital share transactions ....................................       101,301,083       (250,940,833)
      Net decrease in net assets .....................................      (170,092,143)      (765,072,611)
Net assets
 Beginning of year ...................................................     2,896,381,695      3,661,454,306
                                                                         ==================================
 End of year .........................................................    $2,726,289,552     $2,896,381,695
                                                                         ==================================
 Undistributed net investment income included in net assets:
 End of year .........................................................   $ (18,556,839)$     $    8,211,460
                                                                         ==================================




30                   See notes to financial statements.

FRANKLIN HIGH INCOME TRUST
AGE HIGH INCOME FUND

Notes to Financial Statements


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin High Income Trust (the Trust) is registered under the Investment Company Act of 1940 as a diversified, open-end investment company, consisting of one Fund, the Franklin AGE High Income Fund (the Fund). The Fund seeks to provide a high level of current income while seeking capital appreciation. The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. INCOME TAXES:

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

d. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Bond discount is amortized on an income tax basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

FRANKLIN HIGH INCOME TRUST
AGE HIGH INCOME FUND

Notes to Financial Statements (continued)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

e. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

f. AUDIT GUIDE:

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Fund to amortize all premium and discount on fixed-income securities. Such amortization will be included in net investment income but will not impact the net assets or the distributions of the Fund. As of May 31, 2001, the Fund estimates that the initial adjustment required upon adoption of premium and discount amortization will decrease the recorded cost of its investments by approximately $6,493.


2. SHARES OF BENEFICIAL INTEREST

The Fund offers four classes of shares: Class A, Class B, Class C, and Advisor Class. Each class of shares differs by its initial sales load, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

At May 31, 2001, there were an unlimited number of shares authorized (no par value). Transactions in the Fund's shares were as follows:

                                                                YEAR ENDED                             YEAR ENDED
                                                                MAY 31, 2001                         MAY 31, 2000
                                                       ---------------------------------------------------------------------
                                                          SHARES            AMOUNT              SHARES           AMOUNT
                                                       ---------------------------------------------------------------------
CLASS A SHARES:
Shares sold ..................................          333,032,241    $  734,533,743        331,634,709     $  828,749,061
Shares issued in reinvestment of distributions           50,263,433       109,950,786         51,595,884        129,033,053
Shares redeemed ..............................         (379,438,383)     (839,593,769)      (478,461,066)    (1,191,241,160)
                                                       ---------------------------------------------------------------------
Net increase (decrease) ......................            3,857,291    $    4,890,760        (95,230,473)    $ (233,459,046)
                                                       =====================================================================
CLASS B SHARES:
Shares sold ..................................           34,482,540    $   75,232,906         24,687,653     $   61,971,524
Shares issued in reinvestment of distributions            1,737,998         3,781,178            934,613          2,307,752
Shares redeemed ..............................           (9,146,568)      (19,832,952)        (5,068,871)       (12,405,642)
                                                       ---------------------------------------------------------------------
Net increase .................................           27,073,970    $   59,181,132         20,553,395     $   51,873,634
                                                       =====================================================================

CLASS C SHARES:
Shares sold ..................................           54,408,659    $  119,133,448         45,033,235     $  113,693,172
Shares issued in reinvestment of distributions            8,683,509        19,069,148          9,310,496         23,372,653
Shares redeemed ..............................          (49,218,498)     (108,203,730)       (76,051,198)      (190,321,877)
                                                       ---------------------------------------------------------------------
Net increase (decrease) ......................           13,873,670    $   29,998,866        (21,707,467)    $  (53,256,052)
                                                       =====================================================================

FRANKLIN HIGH INCOME TRUST
AGE HIGH INCOME FUND
Notes to Financial Statements (continued)



2. SHARES OF BENEFICIAL INTEREST (CONT.)

                                                                 YEAR ENDED                        YEAR ENDED
                                                                MAY 31, 2001                       MAY 31, 2000
                                                      --------------------------------------------------------------------
                                                           SHARES         AMOUNT           SHARES              AMOUNT
                                                      --------------------------------------------------------------------
ADVISOR CLASS SHARES:
Shares sold ..................................         5,077,687        $11,514,464        18,904,229      $   48,575,190
Shares issued in reinvestment of distributions           718,727          1,573,038          1,517,475          3,824,741
Shares redeemed ..............................        (2,724,918)        (5,857,177)       (27,568,659)       (68,499,300)
                                                      --------------------------------------------------------------------
Net increase (decrease) ......................         3,071,496        $ 7,230,325        (7,146,955)     $  (16,099,369)
                                                      ====================================================================


3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Funds are also officers and/or directors of the following entities:

        ENTITY                                                         AFFILIATION
        ------------------------------------------------------------------------------------
        Franklin Advisers, Inc. (Advisers)                             Investment manager
        Franklin Templeton Services, LLC (FT Services)                 Administrative manager
        Franklin/Templeton Distributors, Inc. (Distributors)           Principal underwriter
        Franklin/Templeton Investor Services, LLC (Investor Services)  Transfer agent

The Fund pays an investment management fee to Advisers based on the net assets of the Fund as follows:

      ANNUALIZED
       FEE RATE         MONTH-END NET ASSETS
      --------------------------------------------------------------------------
         .625%          First $100 million
         .500%          Over $100 million, up to and including $250 million
         .450%          In excess of $250 million

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

The Fund reimburses Distributors up to .15%, .65%, and .65% per year of its average daily net assets of Class A, Class B, and Class C, respectively, for costs incurred in marketing the Fund's shares.

Distributors paid net commissions on sales of the Fund shares, and received contingent deferred sales charges for the year of $2,740,504 and $412,999 respectively.

The Fund paid transfer agent fees of $3,722,069, of which $2,865,167 was paid to Investor Services.

Included in professional fees are legal fees of $9,919 that were paid to a law firm in which a partner of the law firm was an officer of the Fund.

FRANKLIN HIGH INCOME TRUST
AGE HIGH INCOME FUND
Notes to Financial Statements (continued)

4. INCOME TAXES

At May 31, 2001, the Fund had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

  Capital loss carryovers expiring in:
  2002 ........................................................     $ 12,243,104
  2003 ........................................................        4,606,276
  2009 ........................................................      126,000,271
                                                                    ------------
                                                                    $142,849,651
                                                                    ============

On May 31, 2001, the Fund had expired capital loss carryovers of $14,304,993 which were reclassified to paid-in-capital.

At May 31, 2001, the Fund has deferred capital losses and deferred currency losses occurring subsequent to October 31, 2000 of $63,133,419 and $69,181, respectively. For tax purposes, such losses will be reflected in the year ending 2002.

At May 31, 2001, the net unrealized depreciation based on the cost of investments for income tax purposes of $3,601,731,003 was as follows:

        Unrealized appreciation ...............................    $  81,400,536
        Unrealized depreciation ...............................     (998,742,166)
                                                                   -------------
        Net unrealized depreciation ...........................    $(917,341,630)
                                                                   =============

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities and foreign currency transactions. Net realized losses differ for financial statement and tax purposes primarily due to differing treatment of foreign currency transactions.


5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended May 31, 2001 aggregated $567,864,456 and $603,110,002, respectively.


6. CREDIT RISK AND DEFAULTED SECURITIES

The Fund has 85.8% of its portfolio invested in below investment grade and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. At May 31, 2001, the Fund held defaulted securities with a value aggregating $36,911,060 representing 1.4% of the Fund's net assets. For information as to specific securities, see the accompanying Statement of Investments.

FRANKLIN HIGH INCOME TRUST
AGE HIGH INCOME FUND
Notes to Financial Statements (continued)

6. CREDIT RISK AND DEFAULTED SECURITIES (CONT.)

For financial reporting purposes, the Fund discontinues accruing income on defaulted bonds and provides an estimate for losses on interest receivable.


7. OTHER CONSIDERATIONS

Advisers, as the Fund's investment manager, may serve as a member of various bondholder's steering committees, representing bondholder's interests in certain corporate restructuring negotiations, or on creditors committees. Currently Advisers serves on the Official Committee of Unsecured Creditors of AMF Bowling Worldwide Inc., Anacomp Inc., Metrocall Inc., Styling Technology Corp., and Talon Automotive Group Inc. As a result of this involvement, Advisers may be in possession of certain material non-public information. Advisers has not nor does it intend to sell any of its holdings in these securities while in possession of such information.

FRANKLIN HIGH INCOME TRUST
AGE HIGH INCOME FUND


Independent Auditors' Report

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
FRANKLIN HIGH INCOME TRUST

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin High Income Trust (the "Fund") at May 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
July 3, 2001

FRANKLIN HIGH INCOME TRUST
AGE HIGH INCOME FUND

Tax Designation

Under Section 854(b)(2) of the Internal Revenue Code, the Fund hereby designates 2.0% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended May 31, 2001.

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